Recast of Prior Period Amounts	12 Months Ended
Dec. 31, 2017
Disclosure Of Recast Of Prior Period Amounts [Abstract]
Recast of Prior Period Amounts

NOTE 4. RECAST OF PRIOR PERIOD AMOUNTS

During the third quarter of 2017, the Corporation changed its treatment of how certain amounts that were historically netted against operating expense should be classified. In particular, certain amounts that were historically netted against operating expenses are now treated as revenue, with a corresponding increase to operating expenses. The primary nature of these amounts related to additional labour charges to customers above our standard drilling crew configuration and subsistence allowances paid to the drilling crew which varies depending on whether the crews were staying in a camp or hotel and equipment rental. As a result previously reported revenues and operating expenses were understated by equivalent amounts.

As well, to conform to current year presentation, certain immaterial reclassifications between operating and general administrative expenses have been made in the comparative periods.

As a result of these reclassifications, we have recast the prior year comparative amounts as follows:

Year ended December 31, 2016	As previously reported	Revenue reclassification	Expense reclassification	As recast
Revenue	$951,411	$51,822	$—	$1,003,233
Expenses:
Operating	607,295	51,822	2,598	661,715
General and administrative	110,287	—	(2,598)	107,689
Restructuring	5,754	—	—	5,754
Earnings before income taxes, loss on redemption and repurchase of unsecured senior notes, finance charges, foreign exchange, impairment of property, plant and equipment, gain on re-measurement of property, plant and equipment and depreciation and amortization	$228,075	$—	$—	$228,075

There is no impact on net loss and comprehensive loss and the consolidated statement of financial position, consolidated statement of changes in equity and the consolidated statement of cash flows remain unchanged as a result of this recast.